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                                                                   EXHIBIT 21


                           SUBSIDIARIES OF MGM MIRAGE

MGM Grand Resorts, LLC
         (a Nevada limited liability company)
MGM Grand Hotel, LLC
         a Nevada limited liability company
         dba MGM Grand Hotel & Casino
MGM Grand Movieworld, Inc. (1)
         a Nevada corporation
Grand Laundry, Inc. (1)
         a Nevada corporation
Destron, Inc.
         a Nevada corporation
Destron Marketing, Inc.  (2)
         a Nevada corporation
MGM Grand Marketing, Ltd (2)
         a Hong Kong corporation
MGM Grand International Pty Ltd (2)
         a Singapore corporation
MGM Grand Merchandising, Inc.
         a Nevada corporation
MGM Grand Diamond, Inc.
         a Nevada corporation
MGM Grand Australia Pty Ltd (3)
         an Australia corporation
Diamond Darwin Pty Ltd (4)
         an Australia corporation
Diamond Leisure Pty Ltd (4)
         an Australia corporation
         dba MGM Grand Australia
Territory Property Trust (4)
         an Australia corporation
Fernbank Pty Ltd (4)
         an Australia corporation
MGM Grand Atlantic City, Inc.
         a New Jersey corporation
MGM MIRAGE Development, Inc.
         a Nevada corporation
MGM Grand South Africa, Inc. (5)
         a Nevada corporation
MGM Grand Detroit, Inc.
         a Delaware corporation
MGM Grand Detroit, LLC (6)
         a Delaware limited liability company
         dba MGM Grand Detroit
MGM Grand Detroit II, LLC (7)
         a Delaware limited liability company
1533 Woodward, Inc. (7)
         a Michigan corporation
Business Development Fund, LLC (7)
         a Delaware limited liability company


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New PRMA Las Vegas, Inc.
         a Nevada corporation
PRMA Land Development Company (8)
         a Nevada corporation
PRMA-MS, Inc. (8)
         a Mississippi corporation
New York-New York Hotel & Casino, LLC (9) a Nevada limited liability company dba New York-New York Hotel & Casino
Metropolitan Marketing, LLC (10)
         a Nevada limited liability company
The Primadonna Company, LLC (10)
         a Nevada limited liability company
PRMA, LLC
         a Nevada limited liability company
         dba Buffalo Bill's Resort & Casino, Primm Valley Resort & Casino and Whiskey Pete's Hotel & Casino
MGM MIRAGE Restaurant Development, LLC
         a Nevada limited liability company
MGM MIRAGE Operations, Inc.
         a Nevada corporation
MGM MIRAGE Risk Management
         a Nevada corporation
MGM MIRAGE Human Resources, Inc.
         a Nevada corporation
Mirage Resorts, Incorporated
         a Nevada corporation
AC Holding Corp. (11)
         a Nevada corporation
AC Holding Corp. II (11)
         a Nevada corporation
The April Cook Companies (11)
         a Nevada corporation
Beau Rivage Distribution Corp. (12)
         a Mississippi corporation
Beau Rivage Marketing Corp. (11)
         a Nevada corporation
Beau Rivage Resorts, Inc. (13)
         a Mississippi corporation
         dba Beau Rivage
Bellagio, LLC (11)
         a Nevada limited liability company
         dba Bellagio
Boardwalk Casino, Inc. (11)
         a Nevada corporation
         dba Holiday Inn-Registered Trademark-Casino Boardwalk
Bungalow, Inc. (11)
         a Mississippi corporation
Country Star Las Vegas, LLC (14)
         a Nevada limited liability company


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D.A.P. Corporation (11)
         a Pennsylvania corporation
EGARIM, Inc. (11)
         an Alabama corporation
GN Marketing Corp. (11)
         a New York corporation
GNL, CORP. (11)
         a Nevada corporation
         dba Golden Nugget-Laughlin
GNLV, CORP. (11)
         a Nevada corporation
         dba Golden Nugget
GNLV Marketing Corp.-Canada (11)
         a Nevada corporation
GNS Finance Corp. (11)
         a Nevada corporation
Golden Nugget (Asia) Ltd. (11)
         a Nevada corporation
Golden Nugget Aviation Corp. (11)
         a Nevada corporation
Golden Nugget Finance Corp. (11)
         a Nevada corporation
Golden Nugget Experience, LLC (13)
         a Nevada limited liability company
Golden Nugget Manufacturing Corp. (13)
         a Nevada corporation
Golden Nugget Marketing Corp. (11)
         a California corporation
Golden Nugget Marketing Corp. (11)
         a Texas corporation
Golden Nugget Marketing Corp.-Illinois (11)
         a Nevada corporation
LV Concrete Corp. (11)
         a Nevada corporation
MAC, CORP. (11)
         a New Jersey corporation
MGM MIRAGE Advertising, Inc. (11)
         a Nevada corporation
MGM MIRAGE Design Group (11)
         a Nevada corporation
MGM MIRAGE Entertainment and Sports (11)
         a Nevada corporation
MGM MIRAGE Retail (11)
         a Nevada corporation
MH, INC. (15)
         a Nevada corporation
         dba Shadow Creek
M.I.R. Travel (11)
         a Nevada corporation
MRGS Corp. (16)
         a Nevada corporation


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THE MIRAGE CASINO-HOTEL (11)
         a Nevada corporation
         dba The Mirage
The Mirage-Golden Nugget Hong Kong, Ltd. (11)
         a Nevada corporation
The Mirage-Golden Nugget Taiwan, Ltd. (11)
         a Nevada corporation
Mirage Hawaii Marketing Corp. (11)
         a Nevada corporation
Mirage Leasing Corp. (11)
         a Nevada corporation
Mirage Resorts of Maryland, Inc. (11)
         a Maryland corporation
Restaurant Ventures of Nevada, Inc. (11)
         a Nevada corporation
SHCR Corp. (11)
         a Texas corporation
See Saw Sign Corp. (17)
         a Nevada corporation
Treasure Island Corp. (15)
         a Nevada corporation
         dba Treasure Island at The Mirage
Treasure Island Productions, Inc. (18)
         a Nevada corporation
VidiAd (11)
         a Nevada corporation

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(1)      100% of the voting securities are owned by MGM Grand Hotel, LLC.
(2)      100% of the voting securities are owned by Destron, Inc.
(3) 50% of the voting securities are owned by MGM MIRAGE and 50% are owned by MGM Grand Diamond, Inc.
(4)      100% of the voting securities are owned by MGM Grand Australia Pty Ltd.
(5)      100% of the voting securities are owned by MGM Grand Development, Inc.
(6) Approximately 97% of the voting securities are owned by MGM Grand Detroit, Inc.
(7)      100% of the voting securities are owned by MGM Grand Detroit, LLC.
(8)      100% of the voting securities are owned by PRMA, LLC.
(9) 50% of the voting securities are owned by MGM MIRAGE and 50% are owned by New PRMA Las Vegas, Inc.
(10) 100% of the voting securities are owned by New York-New York Hotel & Casino, LLC.
(11)     100% of the voting securities are owned by Mirage Resorts, Incorporated
(12)     100% of the voting securities are owned by Beau Rivage Resorts, Inc.
(13)     100% of the voting securities are owned by GNLV, CORP.
(14) 99% of the voting securities are owned by Mirage Resorts, Incorporated and 1% are owned by Restaurant Ventures of Nevada, Inc.
(15)     100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL.
(16)     100% of the voting securities are owned by Bellagio, LLC.
(17)     100% of the voting securities are owned by MGM MIRAGE Advertising, Inc.
(18)     100% of the voting securities are owned by Treasure Island Corp.


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